UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2024

INDAPTUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40652	86-3158720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle 15th Floor New York	10019
(Address of principal executive offices)	(Zip Code)

(646) 427-2727

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	INDP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 7, 2024, Indaptus Therapeutics, Inc., a Delaware corporation (the “Company”), entered into securities purchase agreements (the “Purchase Agreements”) with certain institutional and accredited investors (the “Purchasers”). The Purchase Agreements provide for the sale and issuance by the Company of an aggregate of: (i) 1,643,837 shares (the “Shares”) of the Company’s common stock, $0.01 par value (the “Common Stock”) in a registered direct offering and (ii) warrants to purchase 1,643,837 shares of Common Stock in a private placement (the “Warrants”). The Shares and Warrants are being sold on a combined basis for consideration of $1.825 for one Share and a Warrant to purchase one share of Common Stock. The exercise price of the Warrants is $1.70 per share. One of the Purchasers is the Company’s Chief Executive Officer, who has agreed to purchase 84,932 Shares and Warrants to purchase 84,932 shares of Common Stock (the “Affiliate Securities”) at the same price and upon the same terms as the other Purchasers.

The Shares are being offered pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-267236) and a related prospectus supplement filed with the Securities and Exchange Commission on August 7, 2024. The Warrants and the shares of Common Stock issuable upon the exercise of the Warrants (the “Warrant Shares”) were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and/or Rule 506(b) promulgated thereunder.

The Warrants are immediately exercisable upon issuance and will expire five years following the date of issuance. The Warrants contain standard adjustments to the exercise price including for stock splits, stock dividends and reorganizations. In lieu of making the cash payment otherwise contemplated to be made upon exercise in payment of the aggregate exercise price, the holder may, in the event the Warrant Shares are not registered under the Securities Act, elect instead to receive upon such exercise (either in whole or in part) the net number of shares of Common Stock determined according to a formula set forth in the Warrants. Under the terms of the Warrants, a holder (together with its affiliates) may not exercise any portion of its Warrant to the extent that the holder would beneficially own more than 4.99% or 9.99%, depending on the individual investor, of the outstanding Common Stock immediately after exercise (the “Beneficial Ownership Limitation”), except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the Beneficial Ownership Limitation, provided that the Beneficial Ownership Limitation in no event exceeds 19.99%.

Pursuant to the Purchase Agreements, the Company has agreed to file a registration statement within 60 days of the date of the Purchase Agreements to register the Warrant Shares for resale. The Company has also agreed to use commercially reasonable efforts to cause such registration statement to become effective within 90 days following the closing date of the offering and to use commercially reasonable efforts to keep such registration statement effective at all times until the date that no Purchaser owns any Warrants or Warrant Shares issuable upon exercise thereof.

The foregoing description of the Purchase Agreements and Warrant is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreements and Warrants, a form of each of which is filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K (“Form 8-K”) and are incorporated by reference herein.

Latham & Watkins LLP, counsel to the Company, has issued an opinion to the Company, dated August 8, 2024, regarding the validity of the Shares. A copy of the opinion is filed as Exhibit 5.1 to this Form 8-K.

Paulson Investment Company, LLC (“Paulson”) served as the exclusive placement agent for the issuance and sale of securities of the Company pursuant to a Placement Agency Agreement (the “PAA”) between the Company and Paulson. As compensation for such placement agent services, the Company has agreed to pay Paulson an aggregate cash fee equal to 9.0% of the gross proceeds received by the Company from the offering (excluding the Affiliate Securities), and a non-accountable expense of $50,000. In addition, Paulson is entitled to certain tail rights for a period of one year following the termination or expiration of the PAA. The PAA contains certain customary representations and warranties and indemnification obligations of the Company and Paulson.

The foregoing description of the PAA is not complete and is qualified in its entirety by reference to the full text of the PAA, which is filed as Exhibit 1.1 to this Form 8-K and is incorporated by reference herein.

This Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 relating to the Warrants and the Warrant Shares is incorporated by reference into this Item 3.02 in its entirety. Based in part upon the representations of the Purchasers in the Purchase Agreements, the offering and sale of the Warrants will be exempt from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act. The sales of the Warrants and the shares of Common Stock issuable upon exercise of the Warrants by the Company will not be registered under the Securities Act or any state securities laws, and the Warrants and the shares of Common Stock issuable upon exercise of the Warrants may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements.

Item 8.01.	Other Events.

On August 7, 2024, the Company issued a press release announcing the pricing of the registered direct offering and private placement described above in Item 1.01.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Placement Agent Agreement, dated as of July 23, 2024, by and between Indaptus Therapeutics, Inc. and Paulson Investment Company, LLC

5.1	Opinion of Latham & Watkins LLP

10.1	Form of Securities Purchase Agreement

10.2	Form of Warrant

23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1)

99.1	Press Release of the Company dated August 7, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2024

INDAPTUS THERAPEUTICS, INC.

	By:	/s/ Nir Sassi
	Name:	Nir Sassi
	Title:	Chief Financial Officer